U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund

(the “Fund”)

Institutional Class Shares

SUPPLEMENT DATED NOVEMBER 13, 2015

TO THE FUND’S PROSPECTUS DATED MAY 1, 2015

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

Effective November 12, 2015, Mr. Ralph Aldis has replaced Mr. Brian Hicks as a portfolio manager to the Fund.  Mr. Frank Holmes also will continue to serve as a portfolio manager responsible for the day-to-day investment decisions for the Fund.  Mr. Aldis has served as a portfolio manager at U.S. Global Investors, Inc. since 2001.

As a result of this change, all references to Mr. Hicks in the Fund’s Prospectus are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.

U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund

(the “Fund”)

Institutional Class Shares

SUPPLEMENT DATED NOVEMBER 13, 2015

TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MAY 1, 2015

Effective November 12, 2015, Mr. Ralph Aldis has replaced Mr. Brian Hicks as a portfolio manager to the Fund.  As a result of this change, all references to Mr. Hicks in the SAI are deleted in their entirety.

The following information is added to the table about Mr. Aldis’ ownership of securities on page 28 of the SAI:

OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES
NAME OF FUND	IN THE FUND HELD AS OF 10/31/2015
Global Resources Fund	$50,001-$100,000

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S SAI FOR FUTURE REFERENCE.